UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2020

CARPARTS.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 W. 190th Street, Suite 400, Torrance, CA 90504
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (424) 702-1455

U.S. Auto Parts Network, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTS	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

On July 27, 2020, the Company filed a Certificate of Amendment (the “Certificate Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Company reflecting the change of the Company’s name to “CarParts.com, Inc.” The foregoing summary description of the Certificate Amendment is qualified in its entirety by reference to the full text of the Certificate Amendment, which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Amendment to Bylaws

On July 23, 2020, U.S. Auto Parts Network, Inc. (the “Company”) adopted Amendment No. 2 (the “Bylaw Amendment”) to the Amended and Restated Bylaws of the Company to (i) reflect the change of the Company’s name to “CarParts.com, Inc.” and (ii) to adopt an exclusive forum provision to provide that unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any claims under the Securities Act of 1933, as amended. The foregoing summary description of the Bylaw Amendment is qualified in its entirety by reference to the full text of the Bylaw Amendment, which is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

In connection with its name change, the CUSIP for the Company’s common stock will change to 14427M 107.

Item 7.01	Regulation FD Disclosure.

On July 27, 2020, the Company issued a press release announcing the Company’s name change to “CarParts.com, Inc.” A copy of the press release is furnished herewith as Exhibit 99.1

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of U.S. Auto Parts Network, Inc., dated as of July 27, 2020.

3.2	Amendment No. 2 to the Amended and Restated Bylaws of U.S. Auto Parts Network, Inc., dated as of July 23, 2020.

99.1	Press Release dated July 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2020	CARPARTS.COM, INC.

	By:	/s/ David Meniane

	Name:	David Meniane

	Title:	Chief Financial Officer and Chief Operating Officer